Exhibit 10.19

Purchase Order

Guandong Jinhao Motorcycle Co., Ltd.	Contact No:
Supplier Name	Place for Signature:
Dawang New &Hi Tech Development Zone
Date of Signature:
Product Name:
Specifications/Model,
Quantity,
Amount,
Delivery Time

Motorcycle Model	Product Name	Unit	Quantity	Unit Price	Amount (tax inclusive)	Remark
DW100	Engine Case	Set				Purchase according to
production schedule
DW110	Engine Case	Set				Purchase according to
production schedule
DW125	Engine Case	Set				Purchase according to
production schedule
DW125-2	Engine Case	Set				Purchase according to
production schedule
DW125-6	Engine Case	Set				Purchase according to
production schedule
DW150-3	Engine Case	Set				Purchase according to
production schedule
JH100	Engine Case	Set				Purchase according to
production schedule
JH110	Engine Case	Set				Purchase according to
production schedule
JH125	Engine Case	Set				Purchase according to
production schedule
JH125GY	Engine Case	Set				Purchase according to
production schedule
JH125-2	Engine Case	Set				Purchase according to
production schedule
Purchase according to
JH125-4	Engine Case	Set				production schedule
Purchase according to
JH125-5	Engine Case	Set				production schedule
Purchase according to
JH125-6A	Engine Case	Set				production schedule

Total
In words:

1.

Quality Requirements, Technical Standards, Conditions and Term of Supplier Warranty for Quality: subject to Master Samples confirmed by the Parties, Drawing, Technology Agreement, Quality Warranty Agreement and relevant national standards. The Supplier shall guarantee maintenance, replacement and return of goods within 18 months after the date of agreement between the Parties or before the motorcycle drives 10,000 kilometers.

2.	Place of Delivery: the Supplier shall deliver the goods to the factory of the Buyer.

3.

Time for Delivery: the Supplier shall deliver the goods to the factory of the Buyer within five days after receipt of the notice. If the Supplier fails to deliver the goods of stipulated quality and quantity in accordance with time schedule, it shall be liable for the breach depending on the seriousness.

4.	Methods of Transportation, Port of Destination and Burden of Cost: the freight shall be borne by the Supplier.

5.	Reasonable Wear and Tear, Calculation Method: all wear and tear arising from the transportation shall be borne by the Supplier.

6.	Packing Standards, Supply and Recovery of Packing Materials: the packing should be strong and neat and marked with the characters of "Supplier". Packing materials will not be recovered.

7.

Standards and Methods of Check and Acceptance, Objection Period: goods shall be checked and accepted in accordance with standards set out in Clause 2 above; methods applied in check and acceptance shall include ocular estimation, trial assembly, measurement and experiment. The objection period shall be one month.

8.	Quantity of Spare Parts, Accessories and Tools to Be Delivered Together with the Machines, and Supply Methods Thereof: they shall go along with the goods.

9.	Methods of Payment: cash cheque, telegraphic transfer or bank acceptance bill.

10.	Liability for Breach: subject to relevant agreements signed by the Parties and relevant provisions of the Economic Contract Law of the People's Republic of China.

11.

Dispute Settlement: any dispute in connection with the Contract shall be solved by the Parties through consultation, failing which, the dispute may be referred to the arbitration commission for economic contracts under the municipal administration for industry and commerce at the place of the Buyer.

12.	Other Matters Agreed by the Parties

(1)

In the event that the consumer's motorcycle is damaged or the consumer gets insured or dies when using the motorcycle in manner that is not abnormal, the Supplier shall bear all responsibilities in connection therewith provided that such accident is owing to product defect of the Supplier.

(2)

Each supply of goods must be accompanied with product quality certification. If any shortage or loss is found after the goods are unpacked, the Supplier shall make supplementation or replacement in the next supply. The quantity determined in the Contract is only intended for providing guidance on production, therefore, the supply quantity shall be subject to the Notice of Purchase Plan for Bought-Out Parts.

(3) The Parties may reach agreement of or conclude supplementary contracts for other matters not covered in this Contract.

13.	Term of the Contract: the term of the Contract shall commence on the date of signature and end on the date when all the underlying goods of this supply are delivered.

Buyer:	Supplier :

Taxpayer No. :	Taxpayer No. :